                                                                   EXHIBIT 99.4

                          CONSENT OF SCOTT B. WALKER

     Pursuant to Rule 438, I hereby consent to the identification of me as a person who will become a director of Precept Business Services, Inc. after completion of the proposed Transactions in the Registration Statement (Form S-4, No. 333-42689) and related Proxy Statement/Prospectus of Precept Business Services, Inc.


                                       /s/ SCOTT B. WALKER
                                       ---------------------------------------
                                       Scott B. Walker



Dallas, Texas
January 29, 1998